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                Van Kampen LIT Real Estate Fund Reorganization
                       Into MSDW Universal Portfolio Q&A
                             For Internal Use Only

Why has this Reorganization been recommended?

The Board of Trustees of the Van Kampen Portfolio reviewed and considered each Portfolio's investment objectives, policies and risks, investment restrictions, expense ratios, performance histories, transaction costs of the Reorganization, tax consequences of the Reorganization, and the market potential and growth prospects of the Portfolios. The combined Portfolios...

 .  would eliminate duplicative portfolio transactions for each Portfolio
 . would eliminate separate management of inflows and outflows of each Portfolio . could lead to more trading efficiencies or other economies of scale on duplicative operations such as transfer agents, custodians and other service providers.

What are the Investment Objectives of the Portfolios?
Van Kampen Portfolio
--------------------

The primary objective of the Van Kampen portfolio is to seek long-term growth of capital with current income as a secondary investment objective. Under normal market conditions, the Van Kampen portfolio invests at least 65% of its total assets in securities of companies operating in the real estate industry, including equity securities of Real Estate Investment Trusts (REITs, which are instruments that pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests) and other securities of real estate operating companies. The Van Kampen portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry.

MSDW Universal Portfolio
------------------------

The investment objective of the Universal portfolio is to seek above average current income and long-term capital appreciation. Under normal circumstances, at least 65% of the Universal Portfolio's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs. The Universal Portfolio may also invest up to 35% of its total assets in securities of companies outside the real estate industry.

Is the Universal Portfolio more risky than the Van Kampen Portfolio?

Because of the similarities in the investment objectives and policies of the Portfolios VKAM believes that an investment in the Van Kampen Portfolio entails risks similar to an investment in the Universal Portfolio.

What are the differences between the two portfolios?
The principal investment risk in either Portfolio is market risk, which can cause the prices of each Portfolio's securities to fluctuate over time.

1. An important difference concerning the risks is that the Van Kampen Portfolio is a "diversified" fund under the 1940 Act and the Universal Portfolio is a "non-diversified" fund. Because the Universal Portfolio is non-diversified, the risks of
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    investing in the Universal Portfolio may be intensified because it may invest in securities of a more limited number of issuers than a diversified fund. As a result, the performance of a particular investment or a small group of investments may affect the portfolio more than if it were diversified.

2. Another difference between the Portfolios is that the Universal Portfolio may invest a greater percentage of its assets than the Van Kampen Portfolio in exchange-traded and over-the-counter derivative instruments.

Because of these differences, Shareholders should consult their financial advisors or consultants to determine if the Universal Portfolio fits their financial needs.

Will I be able to vote on the Reorganization?

Yes, the Reorganization is subject to approval by the shareholders of the Van Kampen LIT Real Estate Fund. Shares of the Van Kampen Portfolio are held by separate accounts of various insurance companies. The separate accounts invest in shares of the Van Kampen Portfolio as instructed by the owners of variable annuity or variable life insurance policies (or "contracts"). The separate accounts provide pass-through voting to contract owners. If a portion of your contract was allocated to the Van Kampen Portfolio on June 16, 2000, you are entitled to instruct your insurance company how to vote the shares attributable to your contract.

How do the Funds' Fees compare?
The estimated expenses are based upon each Portfolio's expenses as of December 31, 1999.

                                       Van Kampen             Universal                 Pro Forma for
                                        Portfolio             Portfolio              Combined Universal
                                                                                          Portfolio
--------------------------------------------------------------------------------------------------------------
Management Fees                            1.00%                 .80%                       .80%
--------------------------------------------------------------------------------------------------------------
Other Expenses                             0.13%*               1.10%                      0.35%
--------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses            1.13%                1.90%                      1.15%
--------------------------------------------------------------------------------------------------------------
Fee Waivers and/or expense                    -                 0.80%**                    0.05%**
 Reimbursements
--------------------------------------------------------------------------------------------------------------
Net Expenses                                  -                 1.10%                      1.10%
--------------------------------------------------------------------------------------------------------------

* This amount does not show the effects of VKAM's voluntary waiver and/or expense reimbursements. VKAM has voluntarily agreed to waive its fee and/or reimburse expenses so that the Van Kampen Portfolio's expenses do not exceed 1.10% of the Portfolio's net assets.
** MSDW Investment Management has contractually agreed to waive fees and/or reimburse expenses in order to keep total operating expenses from exceeding 1.10% until at least December 31, 2001. In determining the actual amount of management fee waiver and/or reimbursement for the combined Portfolio, certain investment related expenses such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these were incurred, the combined Portfolio's total operating expenses after the fee waivers and/or reimbursements would exceed the expense ratios shown above.

Who is paying the cost of the shareholder meeting?
MSDW Investment Management is paying all of the expenses relating to the Special Meeting of the Shareholders of the Van Kampen Portfolio.
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Will I have to pay a sales load or other transaction fees associated with the
Reorganization?
No. You will not pay a sales load, commissions or transaction fees in connection with the Reorganization.

How will the Reorganization affect my account?

Assuming that the Reorganization is approved, all assets and liabilities of the Van Kampen Portfolio will be transferred to the Universal Portfolio. Shares of the Universal Portfolio will then be issued to your account in an amount equal to the net asset value of the shares of the Van Kampen Portfolio that were held in your account.

At what price will the Van Kampen LIT Real Estate Fund shares be converted? Assuming the Reorganization is approved, Van Kampen LIT Real Estate shares will be converted at their net asset value immediately prior to the Reorganization.

Will this be a taxable event?

The Reorganization is intended to qualify for federal income tax purposes as a tax-free Reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. If so qualified, the Universal Portfolio will not recognize gain or loss in the transaction.

Will this affect the dividend schedule of either portfolio?

Dividends from the net investment income of the Van Kampen Portfolio and the Universal Portfolio are declared and paid to shareholders on an annual basis. For both Portfolios, net capital gains if any are distributed no less frequently than annually. There are no intentions to change the schedule.